EXHIBIT 32 - CEO AND CFO CERTIFICATION


Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OBN Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in
all material respects, the financial condition and results of operations of the Company.



Dated:  February 14, 2005       By: /s/ Roger Neal Smith
        -----------------           ---------------------
                                        Roger Neal Smith
                                        Chief Executive Officer



Dated:  February 14, 2005       By: /s/ Larry Taylor
        -----------------          ------------------
                                        Larry Taylor
                                        Chief Financial Officer



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